EXHIBIT 10.6

               FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT


     The Master Repurchase Agreement ("Agreement") dated April 11, 1994 between DLJ Mortgage Capital, Inc. ("Buyer") and Lomas Mortgage USA, Inc. ("Seller") is amended and supplemented as set forth below. All capitalized terms used herein are defined in the Agreement except to the extent such terms are defined herein or amended or supplemented herein.

     1. Subparagraph 2(h) of the Agreement is amended by adding at the end thereof:

               "provided however, that the Assumed Repurchase Value of any Securities that are Mortgage Loans subject to a take-out commitment from California Public Employees' Retirement System ("PERS") shall be the take-out price specified in such commitment"

     2. Paragraph 7(i) of the Agreement is amended by adding the following clause after the word "blank" and before the semi-colon:

               "or to the order of the Custodian, unless otherwise specified by Buyer"

     3. Paragraph 7(iii) of the Agreement is amended by adding the following clause after the phrase "with assignee in blank" and before the word "but":

               "or in the name of the Custodian, unless otherwise specified by the Buyer"

     4. Paragraph 10 of the Agreement is amended by adding the following clause in the second sentence after the word "indicated" and before the colon"

               "either each Mortgage Loan and the related
               Mortgage and Mortgage Note are the subject of a take-out commitment from PERS or"


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Dated:  April 11, 1994

Lomas Mortgage USA, Inc., as Seller


By:   /s/ROBERT E. BYERLEY, JR.
    -------------------------------
Name:    Robert E. Byerley, Jr.
       ----------------------------
Title:    Executive Vice President
        ---------------------------

DLJ Mortgage Capital, Inc., as Buyer


By:    /s/ROD ENNICO
     ------------------------------
Name:    Rod Ennico
       ----------------------------
Title:    Senior Vice President
        ---------------------------